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                                CERTIFICATION

         RIVERSOURCE HIGH YIELD INCOME SERIES, INC. (the Registrant)

Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

Each of the undersigned below certifies that

     1. This report on Form N-CSR of the Registrant (the Report) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: July 24, 2006                 /s/ Paula R. Meyer
                                    ------------------
                                        Paula R. Meyer
                                        President and Chief Executive Officer

Date: July 24, 2006                 /s/ Jeffrey P. Fox
                                    ------------------
                                        Jeffrey P. Fox
                                        Treasurer and Chief Financial Officer

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO THE REGISTRANT AND WILL BE RETAINED BY THE REGISTRANT AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR filed with the Commission.